SUPPLEMENT DATED MAY 3, 2024 TO THE CURRENT
STATUTORY PROSPECTUS FOR:
Invesco Senior Floating Rate Fund
(the “Fund”)
This supplement amends the Statutory Prospectus of the above referenced fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectus and retain it for future reference.
1. The following information is added under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Objective(s) and Strategies” in the Prospectus for the Fund:
The Fund may invest a portion of its assets indirectly through one or more wholly-owned subsidiaries organized as a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes (each, a “Blocker Subsidiary,” and together, the “Blocker Subsidiaries”). The Fund may employ a Blocker Subsidiary if it believes it is desirable to do so to comply with the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, such as in connection with equity interests in operating partnerships that may be received as a result of loan restructurings.
2. The following information is added under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – Risks” in the Prospectus for the Fund:
Subsidiary Risk. By investing through one or more Subsidiaries, if any, the Fund is exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this prospectus applicable to the Fund). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Fund will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related matters impacting the Fund and its status as a regulated investment company, could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.
For domestic subsidiaries, investments through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
O-SFLR-STATSUP-1 050324